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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-77891) of RoweCom Inc. of our report dated February 10, 2000 relating to the financial statements which appears in this Form 10-K.

                                          /s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
March 16, 2000